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Exhibit 10.35

AMENDMENT NUMBER ONE TO
THIRD AMENDED AND RESTATED MASTER TRUST AGREEMENT

        THIS AMENDMENT NUMBER ONE TO THIRD AMENDED AND RESTATED MASTER TRUST AGREEMENT (this "Amendment to Master Trust Agreement" or this "Amendment") is made as of the 29th day of December, 2003, by and among Grupo TMM, S.A., a sociedad an6nima organized under the laws of Mexico ("TMM"), as a Seller, Guarantor and Servicer, Naviera del Pacifico, S.A. de C.V., a sociedad an6nima de capital variable organized under the laws of Mexico ("Naviera"), as a Seller and Sellers' Representative, TMM Logistics, S.A. de C.V. a sociedad an6nima de capital variable organized under the laws of Mexico ("Logistics"), as a Seller (each of TMM, Naviera and Logistics, a "Seller" and, collectively, the "Sellers"), and The Bank of New York, a New York banking corporation, as Trustee ("Trustee").

W I T N E S S E T H:

        WHEREAS, the Sellers and the Trustee have previously entered into that certain Third Amended and Restated Master Trust Agreement, dated as of August 19, 2003 (the "Master Trust Agreement" and, together with this Amendment to Master Trust Agreement, the "Amended Master Trust Agreement");

        WHEREAS, the Sellers, the Trustee, and the Series 2003-A Purchaser have previously entered into that certain Series 2003-A Supplement, dated as of August 19, 2003 (the "Series 2003-A Supplement" and, together with the Amendment to Series 2003-A Supplement (as defined below), the "Amended Series 2003-A Supplement"), pursuant to which the Trustee, on) behalf of the Trust, issued that certain Series 2003-A Certificate No. 1 in exchange for U.S. $54,000,000 (which proceeds were distributed to the Sellers in accordance with their respective Seller Percentages), the terms of which are specified in the Series 2003-A Supplement;

        WHEREAS, the Sellers, the Trustee and the Series 2003-A Purchaser are entering into that certain Amendment Number One to the Series 2003-A Supplement, dated as of December 23, 2003 (the "Amendment to Series 2003-A Supplement"); and

        WHEREAS, concurrently with the execution of this Amendment to Master Trust Agreement and the Amendment to Series 2003-A Supplement, the Trustee, on behalf of the Trust, will issue the Series 2003-A Certificate No. 2 to the Series 2003-A Purchaser pursuant to the Amended Series 2003-A Supplement in exchange for U.S. $25,000,000 (which proceeds will be distributed to the Sellers in accordance with their respective Seller Percentages);

        WHEREAS, TMM, the other Sellers, the Trustee and the Series 2003-A Purchaser desire to amend the Series 2003-A Supplement, the Master Trust Agreement and certain other Transaction Documents to reflect the issuance of the Series 2003-A Certificate No. 2 and to permit the amendment of certain definitions and other terms in the Master Trust Agreement, as hereinafter provided, and therein.

        NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained, TMM, the other Sellers and the Trustee hereby agree as follows:

        SECTION 1.    Consent to Resignation of TMM as Sellers' Representative.    TMM hereby resigns as Sellers' Representative effective as of the date hereof. Evidenced by its signature set forth below, the Trustee (at the instruction of the Series 2003-A Required Investor Certificateholders) hereby acknowledges and consents to the resignation of TMM as Sellers' Representative.

        SECTION 2.    Consent to Appointment of Naviera as Sellers' Representative.    The Sellers hereby appoint Naviera as Sellers' Representative effective as of the date hereof. Evidenced by its signature set forth below, the Trustee (at the instruction of the Series 2003-A Required Investor Certificateholders) hereby acknowledges and consents to the appointment of Naviera as Sellers' Representative.

        SECTION 3.    Defined Terms.    Unless otherwise defined herein or the context otherwise requires, terms used in this Amendment, including its preamble and recitals, have the meanings provided in the Amended Master Trust Agreement or the Series 2003-A Supplement, as applicable.

        SECTION 4.    Amendments.

          (a)   Each reference in the Master Trust Agreement to the or this " Master Trust Agreement" shall be deemed to refer to the Amended Master Trust Agreement.

          (b)   Each reference in the Master Trust Agreement to the " Series 2003-A Supplement," including, without limitation, the definition of "Series 2003-A Supplement" in Section 1.1 of the Master Trust Agreement, shall be deemed to refer to the Amended Series 2003-A Supplement.

          (c)   The definition of "Distribution Date" in Section 1.1 of the Master Trust Agreement is hereby amended to read in its entirety as follows:

          "Distribution Date" shall mean the fifth calendar day, or if such day is not a Business Day, the immediately succeeding Business Day, of each calendar month thereafter; provided, however, that the first Distribution Date for the Series 2003-A shall be (a) with respect to the Series 2003-A Certificate No. 1, August 19, 2003, and (b) with respect to the Series 2003-A Certificate No. 2, December 23, 2003.

          (d)   Section 1.1 of the Master Trust Agreement is hereby amended by adding the following definitions in appropriate alphabetical order:

          "Fifth Closing Date" shall mean December 23, 2003.

          "Naviera" shall mean Naviera del Pacífico, S.A. de C.V., a sociedad anónima de capital variable organized under the laws of Mexico.

          (e)   Section 3.5 of the Master Trust Agreement is hereby amended and restated to read in its entirety as follows:

          Naviera as Sellers' Representative. Each Seller hereby appoints Naviera as its representative ("Sellers' Representative"), and Naviera hereby accepts such appointment, for receipt of any payment, notice or other communication directed to the Sellers or any Seller pursuant to any of the Transaction Documents and for the taking of any action (including the making of all representations and covenants) which a Seller is required or permitted to undertake or make pursuant to the Transaction Documents. The Trustee may regard any notice or other communication pursuant to any Transaction Document from the Sellers' Representative as a notice or communication from the Sellers. Without limiting the foregoing, the Paying Agent shall make all payments on the Distribution Date to the Sellers' Representative, or to an account specified by the Sellers' Representative for the benefit of the applicable Seller, and such payment to the Sellers' Representative shall constitute payment to such Sellers for all purposes under the Transaction Documents. Naviera hereby accepts such appointment and agrees that it shall not resign from its duties as the Sellers' Representative without the written consent of the Trustee (acting pursuant to written instructions from the Required Investor Certificateholders). Each Seller hereby covenants and agrees that each representation and warranty, covenant, agreement and undertaking made in its name or on its behalf by the Sellers' Representative shall be deemed for all purposes to have been made by such Seller and shall be binding upon and enforceable against such Seller to the same extent as if the same had been made directly by such Seller.

        SECTION 5.    Exchange of Sellers' Certificate.    Concurrently with the execution of this Amendment to Master Trust Agreement and the issuance by the Trustee, on behalf of the Trust, of the

Series 2003-A Certificate No. 2 to the Series 2003-A Purchaser, the Trustee shall issue to the Sellers and deliver to the Sellers' Representative a new Sellers' Certificate reflecting the issuance of the Series 2003-A Certificate No. 2 and incorporating the amendments to the Master Trust Agreement made hereby, in exchange for the Sellers' Certificate No. 1, dated August 19, 2003, currently held by TMM on behalf of the Sellers.

        SECTION 6.    Reaffirmation.    Except as expressly amended by this Amendment, the remaining terms, conditions and provisions of the Master Trust Agreement shall be and remain in full force and effect. Each party hereto hereby reaffirms and confirms the Master Trust Agreement, as amended by this Amendment.

        SECTION 7.    Governing Law.    This Amendment shall be governed and construed in accordance with the laws of the State of New York without reference to its conflict of law provisions (other than Section 5-1401 of the New York General Obligations Law), and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

        SECTION 8.    Counterparts.    This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any party hereto may execute this Amendment by signing one or more counterparts.

        SECTION 9.    Successors and Assigns.    This Amendment shall be binding upon each party hereto and its respective successors and assigns.

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        IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

GRUPO TMM, S.A., as Seller, Guarantor and Servicer
By:	Name: Javier Segovia Serrano Title: Attorney-in-fact

By:	Name: Juan Fernandez Galeazzi Title: Attorney-in-fact
NAVIERA DEL PACIFICO, S.A. de C.V., as Seller and Sellers' Representative
By:	Name: Javier Segovia Serrano Title: Attorney-in-fact
By:	Name: Juan Fernandez Galeazzi Title: Attorney-in-fact
TMM LOGISTICS, S.A. de C.V., as Seller
By:	Name: Javier Segovia Serrano Title: Attorney-in-fact
By:	Name: Juan Fernandez Galeazzi Title: Attorney-in-fact
THE BANK OF NEW YORK, not in its individual capacity but solely as Trustee, Paying Agent, Transfer Agent and Registrar
By:	Name: Karen F. ???? Title: Assistan???

Acknowledged and Agreed To By:
MAPLE BANK GMBH, as the sole Series 2003-A Certificateholder
By:	Name: Jürgen Daume Title: Vice President
By:	Name: Oliver Lenauer Title: Assistant Vice President

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  Exhibit 10.35
AMENDMENT NUMBER ONE TO THIRD AMENDED AND RESTATED MASTER TRUST AGREEMENT